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                                                                   Exhibit 10.66

                                                           DATED: April 30, 2002

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.

                     --------------------------------------

                                 eUNIVERSE, INC.

                          COMMON STOCK PURCHASE WARRANT

                     --------------------------------------

         This certifies that, for good and valuable consideration, eUniverse, Inc., a Nevada corporation (the "Company"), grants to Eisenberg Partners LLC, or registered assigns (the "Warrantholder"), the right to subscribe for and purchase from the Company ten thousand (10,000) validly issued, fully paid and nonassessable shares (the "Warrant Shares") of the Company's Common Stock, par value $.001 per share (the "Common Stock"), at the purchase price per share of $5.10 (the "Exercise Price"), exercisable at any time, and from time to time, on or after April 30, 2002 and prior to 5:00PM Eastern Standard Time on April 30, 2003 (the "Expiration Date"), all subject to the terms, conditions and adjustments herein set forth.

This Warrant is issued pursuant to a Letter Agreement dated April 26, 2002, between the Company and the Warrantholder (the "Letter Agreement") and is subject to the terms and conditions of the Letter Agreement.

Certificate No.: 2002-1.1

Number of Shares: 10,000

Name of Warrantholder: Eisenberg Partners LLC




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1. Duration and Exercise of Warrant; Limitation on Exercise; Payment of Taxes.

     1.1 Duration and Exercise of Warrant. Subject to the terms and conditions set forth herein, the Warrant may be exercised, in whole or in part, by the Warrantholder by:

         (a) the surrender of this Warrant to the Company, with a duly executed Exercise Form (substantially in the form attached hereto at Exhibit "A") specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day prior to the Expiration Date; and

         (b) the delivery of payment to the Company, for the account of the Company, by cash or by certified or bank cashier's check, of the applicable Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America. The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid (or as provided in Section 1.2 below).

     1.2 Net Issue Exercise Right.

         (a) In lieu of the payment of the Exercise Price, the Warrantholder shall have the right (but not the obligation) to require the Company to convert this Warrant, in whole or in part, into shares of Common Stock (the "Net Issue Exercise Right") as provided for in this Section 1.2. Upon exercise of the Net Issue Exercise Right, the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any of the Exercise Price; provided, however, that the Warrantholder shall be required to pay the par value for any shares of Common Stock so delivered) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Net Issue Exercise Right is exercised (determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the Net Issue Exercise Right from the aggregate Fair Market Value for the shares of Common Stock issuable upon exercise of the Warrant immediately prior to the exercise of the Net Issue Exercise Right) by (y) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Net Issue Exercise Right.

         (b) The Net Issue Exercise Right may be exercised by the Warrantholder on any Business Day prior to the Expiration Date by delivering the Warrant Certificate, with a duly executed Exercise Form with the conversion section completed to the Company, exercising the Net Issue Exercise Right and specifying the total number of shares of Common Stock the Warrantholder will be issued pursuant to such conversion.

         (c) Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

             (i) if the Company's Common Stock is traded on a securities exchange or The Nasdaq Stock Market, the fair market value shall be deemed to be the average of the closing prices over a thirty (30) day period ending three days before date of calculation; or

             (ii) if the Company's Common Stock is actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid or sales price (whichever is applicable) over the thirty (30) day period ending three days before the date of calculation; or

             (iii) if neither (i) nor (ii) is applicable, the fair market value shall be determined in good faith by the Board of Directors (or a duly appointed committee thereof), unless the

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                   Company is at such time subject to an acquisition as
                   described in Section 8(b) below, in which case the fair market value per share of Common Stock shall be deemed to be the value of the consideration per share received by the holders of such stock pursuant to such acquisition.

     1.3 Limitations on Exercise. Notwithstanding anything to the contrary herein, this Warrant may be exercised only upon the delivery to the Company of any certificates, legal opinions, or other documents reasonably requested by the Company to satisfy the Company that the proposed exercise of this Warrant may be effected without registration under the Securities Act. The Warrantholder shall not be entitled to exercise this Warrant, or any part thereof, unless and until such certificates, legal opinions or other documents are reasonably acceptable to the Company.

     1.4 Warrant Shares Certificate. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder within ten (10) Business Days after receipt of the Exercise Form and receipt of payment of the purchase price. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

     1.5 Payment of Taxes. The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; provided, however, that the Warrantholder shall be required to pay all costs and expenses related to registration of ownership of the Warrant Shares, all income or other gains tax applicable to the issuance or sale of the Warrant Shares and any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Warrantholder as reflected upon the books of the Company.

     1.6 Transfer of Warrant. Upon surrender of this Warrant to the Company with a duly executed assignment agreement in substantially the form attached hereto as Exhibit B (an "Assignment") and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant of like tenor in the name of the assignee named in such Assignment, and this Warrant shall promptly be canceled. Each Warrantholder agrees that prior to any proposed transfer of this Warrant, such Warrantholder shall give ten (10) days prior written notice to the Company of such Warrantholder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and, if requested by the Company, shall be accompanied by a written opinion of legal counsel, which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of this Warrant may be effected without registration under the Securities Act. In addition, the Warrantholder and the transferee shall execute any documentation reasonably required by the Company to ensure compliance with the Securities Act. The Warrantholder shall not be entitled to transfer this Warrant, or any part thereof, if such legal opinion is not acceptable to the Company or if such documentation is not provided. The term "Warrant" as used in this Agreement shall be deemed to include any Warrants issued in substitution or exchange for this Warrant.

2. Restrictions on Transfer; Restrictive Legends.

         Except as otherwise permitted by this Section 2, each Warrant shall (and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant pursuant to Section 1.6 or Section 4 herein shall) be stamped or otherwise imprinted with a legend in substantially the following form:

     THIS WARRANT AND ANY SECURITIES (COLLECTIVELY, THE "SECURITIES") ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OTHER THAN (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM UNDER THE ACT AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND (II) UPON RECEIPT BY THE CORPORATION OF EVIDENCE SATISFACTORY TO IT OF COMPLIANCE WITH THE ACT AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION.

         Except as otherwise permitted by this Section 2, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE (THE "SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, TRANFERRED, PLEDGED OR OTHERWISE DISPOSED OF OTHER THAN (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM UNDER THE ACT AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND (II) UPON RECEIPT BY THE CORPORATION OF EVIDENCE SATISFACTORY TO IT OF COMPLIANCE WITH THE ACT AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION.

         Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or a stock certificate for Warrant Shares, in each case without a legend, if either (i) such Warrant or such Warrant Shares, as the case may be, have been registered for resale under the Securities Act, or (ii) the Warrantholder has delivered to the Company an opinion of legal counsel, which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company's counsel, to the effect that such registration is not required with respect to such Warrant or such Warrant Shares, as the case may be.

3. Reservation of Shares.

     The Company covenants and agrees as follows:

         (a) all Warrant Shares which are issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid, and nonassessable, not subject to any preemptive rights, and free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issue thereof, other than taxes with respect to any transfer occurring contemporaneously with such issue and liens created by operation of applicable securities laws;

         (b) during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

4. Loss or Destruction of Warrant.

     Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.

5. Ownership of Warrant.

     The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer.

6. Certain Adjustments.

     6.1 The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

         (a) Stock Dividends. If at any time after the date of the issuance of this Warrant (i) the Company shall fix a record date for the issuance of any stock dividend payable in shares of Common Stock, or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock, then, on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or immediately after the effective date of subdivision or split up, as the case may be, the number of shares to be delivered upon exercise of this Warrant will be increased so that the Warrantholder will be entitled to receive the number of Shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (g).

         (b) Combination of Stock. If the number of shares of Common Stock outstanding at any time after the date of the issuance of this Warrant shall have been decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of this Warrant will be decreased so that the Warrantholder thereafter will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (g).

         (c) Reorganization, etc. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance (assuming this Warrant is not terminated in connection therewith), shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 2(a); and in each such case, the terms of this
Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

         (d) Fractional Shares. No fractional shares of Common Stock or scrip will be issued to any Warrantholder in connection with the exercise of this Warrant, no cash will be paid in lieu of fractional shares, and the total number of shares of Common Stock issued to the Warrantholder shall be rounded to the nearest whole number.

         (e) Exercise Price Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

     6.2 Notice of Adjustments. Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to the Warrantholder, notice setting forth such adjustment or adjustments.

     6.3 Notice of Extraordinary Corporate Events. In case:

         (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

         (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

         (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

     6.4 Effect of Failure to Notify. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice, pursuant to Sections 6.2 and 6.3 shall not affect the legality or validity of the adjustment to the Exercise Price, the number of shares purchasable upon exercise of this Warrant, or any transaction giving rise thereto.

7. Amendments. Any provision of this Warrant may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Warrantholder.

8. Expiration of the Warrant. The obligations of the Company pursuant to this Warrant shall terminate on the earliest to occur of (a) the Expiration Date and
(b) the sale, conveyance or disposal of all or substantially all of the Company's property or business or the Company's merger with or into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company) or any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this Section 8(b) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company or to an equity financing in which the Company is the surviving corporation. Nothing contained herein shall be construed so as to cause this Warrant to remain in effect following any of the events of termination described in the preceding sentence.

9. Definitions.

     As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     Business Day: any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the State of Connecticut.

     Common Stock: the meaning specified on the cover of this Warrant.

     Company:  the meaning specified on the cover of this Warrant.

     Exercise Form: an Exercise Form in the form annexed hereto as Exhibit A.

     Exercise Price: the meaning specified on the cover of this Warrant.

     Expiration Date: the meaning specified on the cover of this Warrant.

     Holder(s): holder(s) of (i) the Warrant Shares and other securities issued or issuable upon exercise of the Warrants and (ii) any securities issued or issuable with respect to any Common Stock or other securities referred to in subdivision (i) by way of stock dividend or stock split or in connection with a combination or other reorganization or otherwise.

     Securities Act: the meaning specified on the cover of this Warrant, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act, shall include a reference to the comparable section, if any, of any such similar Federal statute.

     Warrantholder:  the meaning specified on the cover of this Warrant.

     Warrant Shares: the meaning specified on the cover of this Warrant.

10. Miscellaneous.

     10.1 Entire Agreement. This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to the Warrants.

     10.2 Binding Effects; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

     10.3 Section and Other Headings. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

     10.4 Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     10.5 Further Assurances. Each of the Company and the Warrantholder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Warrantholder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Agreement.

     10.6 Notices. All notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States mail, postage prepaid, to the parties hereto at the following addresses or to such other address as any party hereto shall hereafter specify by notice to the other party hereto:

         (d)  if to the Company, addressed to:

                  eUniverse, Inc.
                  6060 Center Drive
                  Los Angeles, Ca. 90045
                  Attention: General Counsel

         (e) if to the Warrantholder, addressed to: the address of such Warrantholder appearing on the books of the Company.

Except as otherwise provided herein, all such notices and communications shall be deemed to have been received on the date of delivery thereof, if delivered personally, or on the third Business Day after the mailing thereof.

     10.7 Separability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

     10.8 Governing Law. This Warrant shall be deemed to be a contract made under the laws of California and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to such agreements made and to be performed entirely within such State.

     10.9 No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

         eUNIVERSE, INC.

         By: /s/ Christopher S. Lipp
            ------------------------
            Christopher S. Lipp
            Secretary, Senior Vice President and General Counsel

         Date:  April 30, 2002